Exhibit 10(s)

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This Amendment No. 1 to Credit Agreement (this “Agreement”) dated as of October 25, 2005 is made by and among THE TORO COMPANY, a Delaware corporation (“Toro”), TORO CREDIT COMPANY, a Minnesota corporation (“TCC”), TORO MANUFACTURING LLC, a Delaware limited liability company (“Manufacturing”), EXMARK MANUFACTURING COMPANY INCORPORATED, a Nebraska corporation (“Exmark”, together with Toro, TCC, and Manufacturing sometimes collectively referred to herein as the “Companies”), and TORO INTERNATIONAL COMPANY, a Minnesota corporation, TOVER OVERSEAS B.V., a Netherlands company, and TORO FACTORING COMPANY LIMITED, a Guernsey, Channel Islands company (the “Additional Borrowers”, and together with the Companies, the “Borrowers” and, each a “Borrower”), each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”), and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.

W I T N E S S E T H:

WHEREAS, the Borrowers, the Administrative Agent and the Lenders have entered into that certain Credit Agreement dated as of September 8, 2004 (as hereby amended and as from time to time hereafter further amended, modified, supplemented, restated, or amended and restated, the “Credit Agreement”; the capitalized terms as used in this Agreement not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement), pursuant to which the Lenders have made available to the Borrowers a revolving credit facility (including a letter of credit facility and a swing line facility); and

WHEREAS, the Borrowers have advised the Administrative Agent and the Lenders that the Borrowers desire to amend certain provisions of the Credit Agreement as set forth herein in connection with adjustments to the Applicable Rate, extension of the Maturity Date and the amount by which the Borrowers can increase the Aggregate Commitments, and the Administrative Agent and the Lenders have agreed so to amend the Credit Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.                                       Amendments to Credit Agreement.  Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

(a)                                  The definition of “Applicable Rate” in Section 1.01 is hereby amended by deleting the pricing grid and inserting the following new pricing grid in lieu thereof:

Pricing Level	Debt Ratings S&P/Moody’s	Facility Fee	Eurocurrency Rate and Letters of Credit	Utilization Fee
1	≥ BBB+/Baa1	0.100%	0.400%	0.0%
2	BBB/Baa2	0.125%	0.500%	0.0%
3	BBB-/Baa3	0.150%	0.600%	0.0%
4	BB+/Ba1	0.175%	0.825%	0.0%
5	≤ BB/Ba2	0.225%	1.025%	0.0%

(b)                                 The definition of “Maturity Date” in Section 1.01 is hereby amended by deleting the definition in its entirety and inserting the following definition in lieu thereof:

“ ‘Maturity Date’ means October 25, 2010.”

(c)                                  Section 2.14(a) is hereby amended by deleting the number “$50,000,000” in the fourth line of such subsection and inserting “$75,000,000” in lieu thereof.

2.                                       Conditions Precedent.  The effectiveness of this Agreement and the amendments to the Credit Agreement herein provided are subject to the satisfaction of the following conditions precedent:

(a)                                  The Administrative Agent shall have received each of the following documents or instruments in form and substance reasonably acceptable to the Administrative Agent:

(i)                                     ten (10) original counterparts of this Agreement, duly executed by the Borrowers, the Administrative Agent, and the Required Lenders, together with all schedules and exhibits thereto duly completed;

(ii)                                  such other documents, instruments, opinions, certifications, undertakings, further assurances and other matters as the Administrative Agent shall reasonably require.

(b)                                 payment of (i) all reasonable out of pocket fees and expenses of counsel to the Administrative Agent incurred in connection with the execution and delivery of this Agreement to the extent invoiced prior to the date hereof; (ii) an upfront fee to each Lender executing this Agreement by 12:00 noon (Eastern time) on October 25, 2005, such upfront fee for each such Lender’s own account; and (iii) all other fees agreed to be paid.

3.                                       Reaffirmation by each of the Borrowers.  Each of the Borrowers hereby consents, acknowledges and agrees to the amendments of the Credit Agreement set forth herein.

4.                                       Representations and Warranties.  In order to induce the Administrative Agent and the Lenders to enter into this Agreement, each of the Borrowers represents and warrants to the Administrative Agent and the Lenders as follows:

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(a)                                  The representations and warranties of (i) the Borrowers contained in Article V (after giving effect to this Agreement) and (ii) each Loan Party contained in each other Loan Document or in any document furnished at any time under or in connection herewith or therewith, shall be true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that for purposes of this Agreement, the representations and warranties contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01.

(b)                                 There does not exist any pending or threatened action, suit, investigation or proceeding in any court or before any arbitrator or Governmental Authority that purports to affect any transaction contemplated under this Agreement or the ability of any Borrower to perform its respective obligations under this Agreement;

(c)                                  There has not occurred since October 31, 2004, any event or circumstance that has resulted or could reasonably be expected to result in a Material Adverse Effect or a material adverse change in or a material adverse effect upon the business, assets, liabilities (actual or contingent), operations, condition (financial or otherwise), or prospects of Toro and its Subsidiaries taken as a whole; and

(d)                                 No Default or Event of Default has occurred and is continuing.

5.                                       Entire Agreement.  This Agreement, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter.  No promise, condition, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and not one of them has relied on any such promise, condition, representation or warranty.  Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other.  None of the terms or conditions of this Agreement may be changed, modified, waived or canceled orally or otherwise, except as permitted pursuant to Section 11.01 of the Credit Agreement.

6.                                       Full Force and Effect of Agreement.  Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects by each party hereto and shall be and remain in full force and effect according to their respective terms.

7.                                       Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

8.                                       Governing Law.  This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the state of New York.

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9.                                       Enforceability.  Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

10.                                 References.  All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby.

11.                                 Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the Borrowers, the Administrative Agent and each of the Lenders, and their respective successors, assigns and legal representatives; provided, however, that no Borrower, without the prior consent of the Required Lenders, may assign any rights, powers, duties or obligations hereunder.

12.                                 Expenses.  Toro agrees to pay to the Administrative Agent all reasonable out-of-pocket expenses incurred or arising in connection with the negotiation and preparation of this Agreement.

[Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to Credit Agreement to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

THE TORO COMPANY

By:	/s/ Stephen P. Wolfe
Name:	Stephen P. Wolfe
Title:	Vice President – Finance, Treasurer & CFO

By:	/s/ Thomas J. Larson
Name:	Thomas J. Larson
Title:	Assistant Treasurer

TORO CREDIT COMPANY

By:	/s/ Thomas J. Larson
Name:	Thomas J. Larson
Title:	Secretary - Treasurer

TORO MANUFACTURING LLC

By:	/s/ Stephen P. Wolfe
Name:	Stephen P. Wolfe
Title:	President

EXMARK MANUFACTURING COMPANY
INCORPORATED

By:	/s/ J. Lawrence McIntyre
Name:	J. Lawrence McIntyre
Title:	Vice President & Secretary

TORO INTERNATIONAL COMPANY

By:	/s/ J. Lawrence McIntyre
Name:	J. Lawrence McIntyre
Title:	Vice President & Secretary

TOVER OVERSEAS B.V.

By:	/s/ Paula Graff
Name:	Paula Graff
Title:	Authorized Signatory

TORO FACTORING COMPANY LIMITED

By:	/s/ Paula Graff
Name:	Paula Graff
Title:	Managing Director

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Paul Folino
Name:	Paul Folino
Title:	Assistant Vice President

BANK OF AMERICA, N.A., as a Lender, L/C
Issuer and Swing Line Lender

By:	/s/ Charles R. Dickerson
Name:	Charles R. Dickerson
Title:	Managing Director

SUNTRUST BANK, as a Lender and a Co-

Syndication Agent

By:	/s/ Molly J. Drennan
Name:	Molly J. Drennan
Title:	Director

U.S. BANK NATIONAL ASSOCIATION, as a

Lender and a Co-Syndication Agent

By:	/s/ Michael J. Staloch
Name:	Michael J. Staloch
Title:	Senior Vice President

Harris N.A., as successor by merger to

HARRIS TRUST AND SAVINGS BANK, as a

Lender and a Co-Documentation Agent

By:	/s/ Patrick J. McDonnell
Name:	Patrick J. McDonnell
Title:	Managing Director

WELLS FARGO BANK, NATIONAL

ASSOCIATION, as a Lender and a Co-
Documentation Agent

By:	/s/ Scott Bjelde
Name:	Scott Bjelde
Title:	Senior Vice President

By:	/s/ Jennifer Barrett
Name:	Jennifer Barrett
Title:	Vice President

THE BANK OF NEW YORK, as a Lender

By:	/s/ Walter C. Parelli
Name:	Walter C. Parelli
Title:	Vice President